EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

               As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 3, 1998, included in PageMart Wireless, Inc. Form 10-K for the year ended December 31, 1997 and to all references to our Firm included in this Amendment No. 1 to the Registration Statement No. 333-48971 on Forms S-3 and S-4.


Dallas, Texas ARTHUR ANDERSEN LLP
April 15, 1998